Exhibit 99.2 Fiscal 2012 Second Quarter Financial Results Conference Call February 8, 2012

Safe Harbor Statement
Safe Harbor Statement
Certain statements herein constitute forward-looking statements within the meaning of the Securities
Act of 1933, as amended and the Securities Exchange Act of 1934, as amended.  When used herein, words such as “believe,” “expect,” “anticipate,” “project,” “plan,” “estimate,” “will” or “intend” and similar words or expressions as they relate to the Company or its management constitute forward-looking statements. These forward-looking statements reflect our current views with respect to future events and are based on currently available financial, economic and competitive data and our current business plans. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise. Actual results could vary materially depending on risks and uncertainties that may affect our operations, markets, prices and other factors. Important factors that could cause actual results to differ materially from those forward-looking statements include those contained under the heading of risk factors and in the management’s discussion and analysis contained from time-to-time in the Company’s filings with the Securities and Exchange Commission.
Adjusted operating income, adjusted net income and adjusted income per share – basic and diluted and adjusted earnings before interest, taxes, depreciation and amortization (”adjusted EBIDTA”)  are non-GAAP financial measures that exclude or add the effect of certain gains and charges, including, for fiscal 2011, imputing taxes at a 36% effective rate. Sparton believes that the presentation of non-
GAAP financial information provides useful supplemental information to management and investors regarding financial and business trends relating to the Company’s financial results. More detailed information, including period over period segment comparisons, non-GAAP reconciliation tables and the reasons management believes non-GAAP measures provide useful information to investors, is included in the Fiscal 2012 Second Quarter Financial Results press release and Form 10-Q dated
February 7, 2012.

• 2
nd
Quarter Highlights
• Fiscal 2012 Second Quarter Results
• 2
nd
Quarter Segmented Operating Results
• Liquidity & Capital Resources
• Sonobuoy Contract Review
• Siemens Dual Sourcing Impact
• Outlook
• Q & A
Today’s Agenda
Today’s Agenda

• Net
• Complex Systems gross margin percentage increased to 10.4% of sales from 7.1% in the prior year quarter and 5.0% in the second quarter of fiscal 2010.
• Selling and administrative expenses decreased from the prior year quarter.
• Adjusted earnings per share increased by 80% compared to the prior year quarter.
• Completed the integration of Byers Peak into the Frederick, Colorado facility.
• Awarded seven new business programs from new and existing customers during quarter.
• Adjusted EBITDA increased by 65%.
• Cash and cash equivalents increased by $3.6 million.
2
2
nd
Quarter Highlights
Quarter Highlights
sales increased by 20% from the same quarter last year (up 14%, net of acquisitions).

Consolidated Financial Results
Consolidated Financial Results
Fiscal 2012 Second Quarter
Fiscal 2012 Second Quarter
(Adjusted)
2011 2010 2011 2010
Net Sales $    55,370 $    46,331 $    55,370 $    46,331 $    9,039
Gross Profit 8,736 7,547 8,736 7,547 1,189
15.8% 16.3% 15.8% 16.3%
Selling and Administrative Expense 5,535 5,689 5,535 5,689 154
10.0% 12.3% 10.0% 12.3%
Internal R&D Expense 218 155 218 155 (63)
Amortization of intangible assets 110 110 110 110 -
Restructuring and Impairment Charges (59) - -
-
-
Other operationg expense, net 13 12 13 12 (1)
Operating Income 2,919 1,581 2,860 1,581 1,279
5.3% 3.4% 5.2% 3.4%
Income Before Provision For Income Tax 3,011 1,549 2,825 1,549 1,276
Provision For Income Taxes 1,069 114 1,002 558 (444)
Net Income $      1,942 $      1,435 $      1,823 $         991 $       832
3.5% 3.1% 3.3% 2.1%
Income per Share, Basic and Diluted $        0.19 $        0.14 $        0.18 $        0.10 $      0.08
($ in 000’s, except per share)
(adjusted removes certain gains and charges, including imputing taxes at 36% effective rate)
Quarter Ended Dec 31, Quarter Ended Dec 31,
YoY
Variance
(Reported) (Adjusted)

Operating Results
Operating Results
Medical
Medical
SEGMENT 2011 % of Total 2010 % Change 2011 % of Total 2010 % Change
Medical $    28,027
51%
$    25,650
9%
$    55,487
52%
$    44,695
24%
Complex Systems 12,549
23%
10,512
19%
25,109
23%
22,840
10%
DSS 18,476
33%
13,179
40%
33,763
32%
30,776
10%
Eliminations (3,682)
-7%
(3,010)
22%
(7,156)
-7%
(6,213)
15%
Totals $    55,370
100%
$    46,331
20%
$ 107,203
100%
$    92,098
16%
SEGMENT 2011 GP %  2010 GP %  2011 GP %  2010 GP %
Medical $       3,883
14%
$       3,790
15%
$      7,497
14%
$      5,657
13%
Complex Systems 1,306
10%
749
7%
2,394
10%
1,656
7%
DSS 3,547
19%
3,008
23%
7,189
21%
7,260
24%
Totals $       8,736
16%
$       7,547
16%
$    17,080
16%
$    14,573
16%
($ in 000’s)
3 Months Ended December 31,
3 Months Ended December 31,
6 Months Ended December 31,
6 Months Ended December 31,

Operating Results
Operating Results
Complex Systems
Complex Systems
SEGMENT 2011 % of Total 2010 % Change 2011 % of Total 2010 % Change
Medical $    28,027
51%
$    25,650
9%
$    55,487
52%
$    44,695
24%
Complex Systems 12,549
23%
10,512
19%
25,109
23%
22,840
10%
DSS 18,476
33%
13,179
40%
33,763
32%
30,776
10%
Eliminations (3,682)
-7%
(3,010)
22%
(7,156)
-7%
(6,213)
15%
Totals $    55,370
100%
$    46,331
20%
$ 107,203
100%
$    92,098
16%
SEGMENT 2011 GP %  2010 GP %  2011 GP %  2010 GP %
Medical $       3,883
14%
$       3,790
15%
$      7,497
14%
$      5,657
13%
Complex Systems 1,306
10%
749
7%
2,394
10%
1,656
7%
DSS 3,547
19%
3,008
23%
7,189
21%
7,260
24%
Totals $       8,736
16%
$       7,547
16%
$    17,080
16%
$    14,573
16%
($ in 000’s)
3 Months Ended December 31,
3 Months Ended December 31,
6 Months Ended December 31,
6 Months Ended December 31,

Operating Results
Operating Results
Defense & Security Systems
Defense & Security Systems
SEGMENT 2011 % of Total 2010 % Change 2011 % of Total 2010 % Change
Medical $    28,027
51%
$    25,650
9%
$    55,487
52%
$    44,695
24%
Complex Systems 12,549
23%
10,512
19%
25,109
23%
22,840
10%
DSS 18,476
33%
13,179
40%
33,763
32%
30,776
10%
Eliminations (3,682)
-7%
(3,010)
22%
(7,156)
-7%
(6,213)
15%
Totals $    55,370
100%
$    46,331
20%
$ 107,203
100%
$    92,098
16%
SEGMENT 2011 GP %  2010 GP %  2011 GP %  2010 GP %
Medical $       3,883
14%
$       3,790
15%
$      7,497
14%
$      5,657
13%
Complex Systems 1,306
10%
749
7%
2,394
10%
1,656
7%
DSS 3,547
19%
3,008
23%
7,189
21%
7,260
24%
Totals $       8,736
16%
$       7,547
16%
$    17,080
16%
$    14,573
16%
($ in 000’s)
3 Months Ended December 31,
3 Months Ended December 31,
6 Months Ended December 31,
6 Months Ended December 31,

sparton
Empowering your Vision

Outstanding Debt ($ '000)
Debt:Equity Ratio

Liquidity & Capital Resources
Liquidity & Capital Resources
25,588
22,989
1,917
1,796 1,735
0.36
0.42
0.03
0.02
0.02
0
0.05
0.1
0.15
0.2
0.25
0.3
0.35
0.4
0.45
0
25,000
50,000
Jun-08 Jun-09 Jun-10 June-11 Dec-11
($ in '000) Dec-10 Mar-11 Jun-11 Sep-11 Dec-11
Cash and equivalents 29,941 26,119 24,550 26,984 30,610
LOC Availability 17,389 17,497 17,541 17,533 17,290
Total 47,330 43,616 42,091 44,517 47,900
($ in '000)
Dec-10 Mar-11 Jun-11 Sep-11 Dec-11
Credit Revolver - - - - -
IRB (Ohio) 1,856 1,826 1,796 1,766 1,735
Total 1,856 1,826 1,796 1,766 1,735
($ in '000)
Dec-10 Mar-11 Jun-11 Sep-11 Dec-11
Net Inventory 35,076 40,282 38,752 41,816 38,545
Cash Availability
Debt
Inventory

Sonobuoy Contract Review
Sonobuoy Contract Review
GFY2009 GFY2010 GFY2011 GFY2012
ADAR 19,295 $          14,405 $          10,046 $
Proj March Award
Q125 - - -
Proj March Award
Q36 - 2,143 1,885 2,135
Q53 20,952 16,660 21,832 18,068
Q62 13,174 10,048 7,812 4,721
Total 53,421 $          43,256 $          41,575 $          24,923 $
SFY2009 SFY2010 SFY2011 SFY2012 YTD
U.S. Navy 24,618 $          35,975 $          52,632 $          14,243 $
Foreign 10,648 13,853 4,843 14,174
Total 35,266 $          49,828 $          57,475 $          28,417 $
GFY = Government Fiscal Year; SFY = Sparton Fiscal Year
($ in thousands)
U.S. Navy Sonobuoy Contracts
Sonobuoy Revenue

Siemens Dual Sourcing Impact
Siemens Dual Sourcing Impact
2nd Half
FY2011
1st Half
FY2012
Variance
Siemens
Dual Sourced Programs 15,472 $           7,524 $             (7,948) $
Other Programs 4,873                4,673                (200)
Siemens Total 20,345              12,197              (8,148)
Medical Other 32,989              43,290              10,301
Medical Total 53,334 $           55,487 $           2,153 $
($ in thousands)

• Focus on sustained profitability
– Continue margin improvements in Complex Systems
– Backfill Medical revenue losses with new business
– Offset reduced U.S. Navy sonobuoy contracts with foreign sonobuoy sales
– Continue improvements in operating performance through lean and quality efforts
• Implementation of the strategic growth plan
– Continue refining the new business development process to increase the new business opportunity funnel and win more new business
– Continue to target the right trade show venues
– Continue to invest in internal R&D for new product introductions
– Challenge the technical staff to develop new & innovative ideas
– Continue to look at complementary and compatible acquisitions
• Continue to participate in upcoming trade shows and investor relations events
Fiscal 2012 Outlook
Fiscal 2012 Outlook

13 Q & A